EXECUTION VERSION

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of October 7, 2011 (this “Amendment”) is by and among Tech Full Electric Company Limited, a Cayman Islands exempted company with limited liability (“Parent”), Tech Full Electric Acquisition, Inc., a Nevada corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and Harbin Electric, Inc., a Nevada corporation (the “Company”).  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.

RECITALS

WHEREAS, Parent, Merger Sub, and the Company are parties to that certain Agreement and Plan of Merger, dated as of June 19, 2011 (the “Merger Agreement”) providing for the merger of Merger Sub with and into the Company;

WHEREAS, pursuant to Section 7.4 of the Merger Agreement, the Merger Agreement may be amended, modified, or supplemented by the parties by action taken or authorized by their respective boards of directors through an instrument in writing specifically designated as an amendment thereto, signed on behalf of each of the parties in interest at the time of the amendment;

WHEREAS, a special committee of the Company’s board of directors, comprising solely independent and disinterested directors, has reviewed this Amendment and determined that the revisions to the Merger Agreement called for by this Amendment are advisable to, and in the best interests of, the Company and its stockholders, and has recommended that the Company’s board of directors approve this Amendment and declare it advisable for the Company to enter into this Amendment;

WHEREAS, the board of directors of Parent has approved this Amendment and declared it advisable for Parent to enter into this Amendment, the board of directors of Merger Sub has approved this Amendment and declared it advisable for Merger Sub to enter into this Amendment, and the board of directors of the Company has approved this Amendment and declared it advisable for the Company to enter into this Amendment; and

WHEREAS, each of Parent, Merger Sub, and the Company desires to amend the Merger Agreement to provide for the changes to the terms and conditions thereof as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, and subject to the terms and conditions set forth herein, the parties hereto agree to amend the Merger Agreement as follows.

EXECUTION VERSION

1.           Amendment.  The amount of the Company Termination Fee shall be reduced from $22,500,000 to $19,750,000 by amending the last phrase of Section 7.3(b) of the Merger Agreement to read as follows:

then, in any such case, the Company shall pay Parent a termination fee of $19,750,000 (the “Company Termination Fee”), it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

2.           Confirmation of the Agreement.  Except as herein expressly amended, the Merger Agreement is ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect and enforceable against them in accordance with its terms.  Each reference in the Merger Agreement to “this Agreement” shall mean the Merger Agreement as amended by this Amendment, and as it may hereafter be further amended or restated.

3.           Governing Law.  This Amendment and its negotiation, execution, performance or non-performance, interpretation, termination, and construction, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of, or relate to this Amendment, or the negotiation and performance of this Amendment, shall be controlled by, and construed in accordance with, the terms of the Merger Agreement.

4.           Counterparts.  This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

5.           Facsimile or Electronic Signature.  This Amendment may be executed by facsimile or electronic signature and a facsimile or electronic signature shall constitute an original for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

TECH FULL ELECTRIC COMPANY LIMITED

By:	/s/ Tianfu Yang
Tianfu Yang
Director

TECH FULL ELECTRIC ACQUISITION, INC.

By:	/s/ Tianfu Yang
Tianfu Yang
Director

HARBIN ELECTRIC, INC.

By:	/s/ Boyd Plowman
Boyd Plowman
Chairman, Special Committee of the
Board of Directors

Signature Page to Amendment to Agreement and Plan of Merger